Grant Park Fund

Class A, B, Global 1 and Global 3 Units

Monthly Performance Report • July 2012



Consider your alternatives. **Invest smarter.**®

GRANT PARK FUND®

DCM Brokers, LLC
Member FINRA/SIPC
Servicing Agent
626 W. Jackson, Suite 600
Chicago, IL 60661

Market Commentary: July 2012

Currencies: The euro declined to multi-year lows as investors feared the on-going European debt crisis. Increased Italian and Spanish borrowing costs, the inactivity of the European Central Bank and fear that Greece might exit the European Union all contributed to investor pessimism. Safe-haven currencies, including the U.S. dollar and Japanese yen, benefitted from the euro's decline, and posted overall gains for the month.

Energy: Natural gas prices rallied nearly 14% in July as extraordinarily warm temperatures in the U.S. caused a surge in energy demand. Crude oil markets moved higher, supported by intra-month declines in U.S. inventories and beliefs of additional, imminent sanctions on Iran. The energy markets also received support from hopes that forecasted stimulus activity in China would boost industrial demand.

Equities: European and North American equity markets finished higher due to a late-month rally caused by a possible Central Bank stimulus. The president of the European Central Bank stated the ECB would do "whatever it needed to support the euro" which also boosted investor confidence. In Asia, the Japanese Nikkei 225 declined due to the foreseen economic impacts of slowing growth in China.

Fixed Income: U.S. Treasury markets rallied due to heavy safe-haven buying caused by early-month concerns surrounding a lack of stimulus activity from the world's global economic powers. German Bund markets moved higher as investors attempted to diversify away from the sovereign debt of smaller European nations.

Grains/Foods: Grains markets experienced extended rallies as abnormally warm temperatures and severe droughts in the U.S. Midwest weighed on supplies. Coffee and sugar markets also moved higher, driven by supply constraints fostered by heavy rains in South America.

Metals: Base metals markets were generally under pressure throughout July due to weak industrial demand forecasts. Ongoing Eurozone concerns and slowing Chinese growth were the main drivers behind weak demand. Precious metals finished modestly higher, supported by short-term weakness in the U.S. dollar.

A Units (Closed to New Investment)

						2000	2001	2002	2003	2004	2005	2006	2007
						11.0%	7.0%	15.3%	20.0%	-7.6%	-3.4%	9.1%	12.6%
	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	YTD
2008	2.5%	9.7%	-0.6%	-0.1%	2.1%	3.1%	-5.1%	-2.4%	1.3%	4.8%	2.8%	1.1%	**19.9%**
2009	-0.9%	-0.8%	-3.3%	-1.7%	1.6%	-3.4%	-1.3%	1.1%	1.2%	-2.6%	4.2%	-3.6%	**-9.2%**
2010	-8.0%	0.6%	4.1%	1.8%	-3.8%	-0.2%	-1.7%	2.8%	3.2%	4.3%	-2.6%	4.6%	**4.5%**
2011	-0.5%	2.3%	-2.5%	3.8%	-6.9%	-3.8%	3.0%	-1.8%	-1.6%	-4.5%	-0.6%	0.0%	**-13.0%**
2012	0.0%	0.8%	-2.2%	0.0%	6.2%	-4.9%	3.6%						**3.1%**

B Units (Closed to New Investment)

									2003	2004	2005	2006	2007
									7.7%	-8.4%	-4.3%	8.3%	11.8%
	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	YTD
2008	2.4%	9.6%	-0.7%	-0.2%	2.0%	3.0%	-5.1%	-2.5%	1.2%	4.7%	2.7%	1.0%	**18.9%**
2009	-1.0%	-0.9%	-3.3%	-1.8%	1.6%	-3.5%	-1.3%	1.1%	1.1%	-2.6%	4.2%	-3.6%	**-9.9%**
2010	-8.0%	0.6%	4.0%	1.7%	-3.9%	-0.3%	-1.7%	2.7%	3.2%	4.3%	-2.6%	4.5%	**3.8%**
2011	-0.6%	2.2%	-2.5%	3.7%	-7.0%	-3.8%	3.0%	-1.9%	-1.7%	-4.6%	-0.6%	-0.1%	**-13.5%**
2012	-0.1%	0.7%	-2.3%	-0.1%	6.1%	-4.9%	3.5%						**2.7%**

Global 1 Units

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	YTD
2009				-0.3%	2.0%	-3.2%	-1.3%	1.1%	1.2%	-3.2%	3.8%	-4.2%	**-4.3%**
2010	-7.8%	0.7%	3.7%	1.5%	-2.2%	0.3%	-2.5%	2.7%	2.0%	3.7%	-2.1%	3.6%	**2.9%**
2011	-0.7%	2.0%	-1.9%	2.9%	-6.5%	-3.3%	3.1%	-1.3%	-1.3%	-4.0%	-0.4%	0.1%	**-11.2%**
2012	0.4%	1.0%	-2.0%	0.3%	6.3%	-4.6%	3.9%						**5.0%**

Global 3 Units

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	YTD
2009				-0.4%	1.8%	-3.5%	-1.4%	0.9%	1.0%	-3.4%	3.5%	-4.4%	**-6.0%**
2010	-8.0%	0.5%	3.4%	1.3%	-2.4%	0.1%	-2.7%	2.5%	1.8%	3.5%	-2.3%	3.4%	**0.7%**
2011	-0.9%	1.8%	-2.0%	2.8%	-6.7%	-3.5%	2.9%	-1.4%	-1.5%	-4.2%	-0.6%	-0.1%	**-13.0%**
2012	0.2%	0.8%	-2.1%	0.1%	6.2%	-4.7%	3.7%						**3.8%**

A and B Units

Trading Performance by Sector


6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
-1.0%
Currencies
Energy
Equity Indices
Fixed Income
Grains/ Foods
Metals
July
YTD

Performance reported is gross of fees and expenses.

Monthly Exposure by Sector

Currencies	Energy	Equity Indices	Fixed Income	Grains/Foods	Metals
24%	9%	24%	18%	16%	9%

Sector Positions at Month-End


08/11
09/11
10/11
11/11
12/11
01/12
02/12
03/12
04/12
05/12
06/12
07/12
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
Currencies
Energy
Equity Indices
Fixed Income
Grains/Foods
Metals
L - Long Positions
S - Short Positions

Global Units

Trading Performance by Sector


6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
-1.0%
Currencies
Energy
Equity Indices
Fixed Income
Grains/ Foods
Metals
July
YTD

Performance reported is gross of fees and expenses.

Monthly Exposure by Sector

Currencies	Energy	Equity Indices	Fixed Income	Grains/Foods	Metals
25%	8%	24%	18%	16%	9%

Sector Positions at Month-End


08/11
09/11
10/11
11/11
12/11
01/12
02/12
03/12
04/12
05/12
06/12
07/12
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
Currencies
Energy
Equity Indices
Fixed Income
Grains/Foods
Metals
L - Long Positions
S - Short Positions

Understand your Risks

- Performance can be volatile and you could lose all or substantially all of your investment in the Grant Park Fund.
- No secondary market exists for Grant Park. Additionally, redemptions are prohibited for three months following subscription and may result in early redemption fees during the first year for some units.
- Trading in the futures markets, from a macro perspective, results in a zero-sum economic outcome, in that every gain is offset by an equal and opposite loss. Grant Park therefore bears the risk that, on every trade, whether long or short, it will incur the loss.
- Commodity futures trading may be illiquid.
- An investment in Grant Park is speculative and leveraged; as a result of this leverage, the velocity of potential losses may accelerate and cause you to incur significant losses.
- Grant Park pays substantial fees and expenses, including fees to its trading advisors, which must be offset by trading profits and interest income.
- Grant Park invests in foreign securities, which are subject to special risks, such as currency fluctuations, different financial and regulatory standards, and political instability.
- Grant Park's use of multiple trading advisors may result in Grant Park taking offsetting trading positions, thereby incurring additional expenses with no net change in holdings.
- You will have no right to participate in the management of Grant Park.
- The structure and operation of Grant Park involves several conflicts of interest.
- Your annual tax liability may exceed cash distributions to you.

ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS.

Grant Park Fund At-A-Glance

Product	Global Units		A and B Units
Class	1	3	
Account Type	Fee-based	Commission-based	
Minimum Investment	$5,000	$5,000	
Retirement Account	$1,000	$1,000	
Trading Strategy	Traditional, systematic, medium- to long-term trend-trading philosophy combined with a systematic, pattern recognition model focused on shorter timeframes.		
Breakeven Level	4.92%	7.41%	Closed to New Investment
Redemptions	Monthly after 90 days	Monthly after 90 days	
Penalty	No	1.5% on a declining scale 0.5% per quarter	
Sectors Traded	6	6	
Eligibility	Varies by state, but not less than $300k net worth or $100k net worth and $85k income. IA and TN residents: Not less than $500k net worth or $100k net worth and $100k income. No investor should invest more than 10% of his/her net worth.		

Statistics

Statistics Since Inception - Class A Units[1] January 1989 - July 2012	
Total Fund Assets (A,B, Legacy, Global)	$744M
12-Month Return	-5.5%
Average 12-Month Return	17.2%
36-Month Cumulative Return	-6.1%
60-Month Cumulative Return	12.4%
Compounded Annualized ROR	12.8%
3-Year Compounded Annualized ROR	-2.1%
5-Year Compounded Annualized ROR	2.4%
10-Year Compounded Annualized ROR	3.1%
Worst Drawdown (5/89 - 10/89)	-38.9%
Worst Drawdown Last 5 Years (1/09 - 4/12)	-18.7%
Average 1-month Gain	6.5%
Average 1-month Loss	-4.3%
# of Winning Months	147
# of Losing Months	136

Correlation Analysis: Class A Units[1] and S&P Total Return Index[2] July 2002 - June 2012		
↑ ↓	Moved in Opposite Directions	**46%** 55 of 120 months
↑ ↑	Positive Results for Both	**33%** 40 of 120 months
↓ ↓	Negative Results for Both	**21%** 25 of 120 months

[1] Class A Units are closed to new investment. New investors are expected to invest in the Legacy or Global units, which have lower fees and expenses.
[2] It is not possible to directly invest in an index.

Glossary

The following glossary may assist prospective investors in understanding certain terms used in this presentation; please refer to Appendix E in the prospectus for a more complete glossary of additional terms relevant to this offering:

Average 12-Month Return: The average (arithmetic mean) return of all rolling 12-month periods over the investment track record. This is calculated by summing all 12-month period returns and then dividing by the number of 12-month periods. This simple average does not take into account the compounding effect of investment returns.

Compounded Annualized Rate of Return (ROR): This is the geometric 12-month mean that assumes the same rate of return for each 12-month period to arrive at the equivalent compound growth rate reflected in the actual return data.

Correlation: This is the tendency for the returns of two assets, such as a portfolio and an index, to move together relative to their average. The measurement of this statistic (the correlation coefficient) can range from -1 (perfect negative correlation, one goes up the other down) to 1 (perfect positive correlation, both moving in the same direction). A correlation of 0 means no relationship can be found between the movement in the index and the movement in the portfolio's performance.

Drawdown: A drawdown is any losing period during an investment's performance history. It is defined as the percent retrenchment from an equity peak to an equity valley. Maximum drawdown is simply the largest percentage drawdown that has occurred during the specified time frame. Grant Park's drawdowns are computed based on month-end equity values.

Net Asset Value per Unit: This is the total net asset value of a class of units divided by the aggregate number of units of such class outstanding as of the date noted.